OPPENHEIMER ENTERPRISE FUND
                  SUPPLEMENT DATED MAY 15, 1998 TO THE
                   PROSPECTUS DATED DECEMBER 15, 1997

The Prospectus is changed as follows effective June 1, 1998:

1. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

     (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 27) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

2. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 22 is modified to read as follows:

     If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

3. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 28 are modified to read as follows:

     If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

4. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares- Class A Contingent Deferred Sales Charge" on page 28 is modified to read as follows:

     However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

                                 -1-                      (CONTINUED)

5. The paragraph entitled "Special Arrangements With Dealers" on page 28 is hereby deleted.

6. The following sub-paragraphs of the section entitled "Waivers of Class A Sales Charges Waivers of the Class A Contingent Deferred Sales Charge in Certain Redemptions" on pages 31 and 32 are deleted:

         o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase)

          o if, at the time of purchase of shares (on or after to May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase)

7. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned "Shareholder Transactions by Fax" on page 38:

     OPPENHEIMERFUNDS INTERNET WEB SITE. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.


May 15, 1998                                                  PS0885.009

                           OPPENHEIMER ENTERPRISE FUND
                      SUPPLEMENT DATED MAY 15, 1998 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 15, 1997


The Statement of Additional Information is changed as follows effective June 1, 1998:

      The third sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 43 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1,
      1998).






May 15, 1998                                                        PX0885.002